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                              HARRIS INSIGHT(R) FUNDS

                        HARRIS INSIGHT CONVERTIBLE FUND

                       SUPPLEMENT DATED NOVEMBER 25, 1997
                      TO THE PROSPECTUS DATED MAY 1, 1997
                 AS REVISED AUGUST 1, 1997 AND AUGUST 18, 1997

     The Board of Directors of HT Insight Funds, Inc. has authorized the liquidation of the Harris Insight Convertible Fund. It is expected that all shares of the Fund outstanding on December 10, 1997 will be redeemed.

     The Fund has ceased the offering of its shares other than shares issued in connection with the reinvestment of dividends and distributions.